MASTER GUARANTY AGREEMENT

This MASTER GUARANTY AGREEMENT (this "Guaranty"), dated as of  April 3, 2001, is executed and delivered by each of the undersigned parties and any party hereafter added as a "Guarantor" pursuant to a Joinder Agreement (each a "Guarantor" and collectively the "Guarantors"), to and in favor of BANK OF AMERICA, N.A., a national banking association, as administrative agent for the equal and ratable benefit of itself and the other financial institutions now or hereafter party to the hereinafter described Credit Agreement (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, F.Y.I. Incorporated ("Borrower") entered into that certain Credit Agreement dated as of April 3, 2001, with the financial institutions parties thereto (each individually a "Lender" and collectively, the "Lenders") and the Administrative Agent (such agreement, as it may be amended, renewed, extended, restated, replaced, substituted, supplemented, or otherwise modified from time to time, is referred to herein as the "Credit Agreement") and, in connection therewith, inter alia, (a) Borrower has executed and delivered those certain Promissory Notes payable to the order of the Lenders evidencing certain revolving commitments and related Loans (collectively, the "Revolving Notes"), and (b) Borrower has executed and delivered that certain Promissory Note (Swingline Advances), payable to the order of the Administrative Agent (the "Swingline Note"; the Revolving Notes and the Swingline Note, as they may be amended, renewed, extended, restated, replaced, substituted, supplemented, or otherwise modified from time to time, are each individually referred to as a "Note" and collectively as the "Notes"; the Credit Agreement, the Notes, and all mortgages, deeds of trust, security agreements, pledge agreements, assignments, guaranties, and other agreements, documents, instruments, and certificates now or hereafter executed and/or delivered in connection therewith, and any and all amendments, modifications, renewals, extensions, restatements, and/or supplements thereto from time to time, are hereinafter collectively called the "Loan Documents");

WHEREAS, each Guarantor has directly and indirectly benefitted and will directly and indirectly benefit from the loans and other credit accommodations evidenced and governed by the Credit Agreement and the Notes (the "Loans") and the other transactions evidenced by and contemplated in the Loan Documents; and

WHEREAS, the execution by the Guarantors of this Guaranty is required by the Credit Agreement as a condition to making extensions of credit thereunder from and after the Closing Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby jointly and severally agrees as follows:

1.                Definitions.    Unless otherwise defined in this Guaranty, all terms beginning with a capital letter as used in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement. As used herein, the terms "Borrower" and "Guarantor" shall also include (a) any successor individual or individuals, association, partnership, corporation or other Person to which all or a substantial part of the business or assets of Borrower or any Guarantor, as applicable, shall have been transferred, including, without limitation, a debtor-in-possession under the Bankruptcy Code, and (b) in the case of Borrower or a corporate Guarantor, any other corporation into or with which any Guarantor or Borrower shall have been merged, consolidated, reorganized, or absorbed; provided however, such definitions are not intended to indicate that Borrower or any Guarantor is authorized to transfer its business or assets or to merge, consolidate or reorganize into or with another corporation in violation of any provision contained in any of the Loan Documents.

2.                Guaranty of Indebtedness, Liabilities and Obligations.    Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees (a) payment to the Administrative Agent and the Lenders of any and all Obligations, including, without limitation, any and all (i) interest, penalties, fees, and expenses (specifically including, but not limited to, attorneys' fees and expenses) which Borrower may now or at any time hereafter owe to the Administrative Agent or any Lender (whether or not such interest, penalties, fees, and expenses are enforceable against Borrower) pursuant to the Credit Agreement, any Note, or any other Loan Document plus (ii) the principal amount of any and all indebtedness, liabilities, and other obligations, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, due or to become due and whether arising by agreement, note, discount, acceptance, overdraft, or otherwise, which Borrower may now or at any time hereafter owe to the Administrative Agent or any Lender (whether or not such indebtedness, liabilities, and obligations are enforceable against Borrower) pursuant to the Credit Agreement, any Note, or any other Loan Document and (b) the faithful, prompt and complete compliance by Borrower with all terms, conditions, covenants, agreements, and undertakings of Borrower under the Credit Agreement, any Note, or any other Loan Documents (the Obligations and the interest, penalties, fees, expenses, indebtedness, liabilities, and obligations referred to in clauses (a) and (b) preceding as to which payment and performance is guaranteed pursuant to this Guaranty are hereinafter individually and collectively called the "Guaranteed Obligations").

Notwithstanding that Borrower may not be liable or obligated to the Administrative Agent or any Lender for interest and/or attorneys' fees and expenses on, or in connection with, the Guaranteed Obligations from and after the Petition Date (as hereinafter defined) as a result of the provisions of the federal bankruptcy laws or otherwise, the Guaranteed Obligations for which each Guarantor shall be liable and obligated under this Guaranty shall include interest accruing on the Guaranteed Obligations at the highest rate provided for in the Credit Agreement from and after the date on which Borrower files for protection under the federal bankruptcy laws or from and after the date on which an involuntary proceeding is filed against Borrower under the federal bankruptcy laws (herein collectively referred to as the "Petition Date") and all attorneys’ fees and expenses incurred by the Administrative Agent or any Lender from and after the Petition Date in connection with the Guaranteed Obligations.

Notwithstanding anything to the contrary contained in this Guaranty, however, the Guaranteed Obligations guaranteed by each Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render such Guarantor's obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided, however, that for purposes of this sentence it shall be presumed that the Guaranteed Obligations guaranteed by any Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render such Guarantor's obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary.  Subject to, but without limiting the generality of the foregoing, the provisions of this Guaranty are severable and, in any action or proceeding involving any state corporate law or any bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer or similar law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of such obligations under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such obligations shall, without any further action by any Guarantor, the Administrative Agent, any Lender or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

3.                Continuing Guaranty of Payment.  This Guaranty is and shall be an absolute, irrevocable and continuing guaranty of payment, and not merely of collection, and from time to time or at any time the Guaranteed Obligations may be increased, reduced or paid in full without affecting the liability or obligation of any Guarantor with respect to indebtedness, liabilities and obligations of Borrower to the Administrative Agent or any Lender thereafter incurred.  Each Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated (if a release or discharge has occurred), as the case may be, if at any time any payment (or any part thereof) to the Administrative Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or such Lender pursuant to any bankruptcy, insolvency, reorganization, receivership or other debtor relief granted to Borrower or its successors or assigns.  In the event that the Administrative Agent or any Lender must rescind or restore any payment received by the Administrative Agent or any Lender, respectively, in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to any Guarantor by the Administrative Agent or such Lender, respectively, shall be without effect, and this Guaranty shall remain in full force and effect.  It is the intention of the Administrative Agent, the Lenders and each Guarantor that no Guarantor's liabilities and obligations hereunder shall be discharged except by such Guarantor's full and complete payment and performance of its liabilities and obligations and then only to the extent of such payment and performance.

4.                Absolute Guaranty.  No Guarantor's liabilities and obligations under this Guaranty shall be released, impaired, limited, reduced, conditioned upon or otherwise affected by, and such liabilities and obligations shall continue in full force and effect notwithstanding, the occurrence of any event (other than an event consisting of payment and performance of such liabilities and obligations as provided in Paragraph 3 hereof) at any time or from time to time, including, without limitation, any one or more of the following events specified in clauses (a) through (r) of this Paragraph 4 below, and neither the Administrative Agent nor any Lender shall be obligated or required to take or to refrain from taking any of such actions or inactions specified below and shall have no liability, obligation or duty whatsoever with respect to such actions or inactions, it being acknowledged and agreed by each Guarantor that all of such liabilities, obligations and duties (if any) of the Administrative Agent and the Lender otherwise existing and all rights and remedies (if any) of each Guarantor with respect thereto (whether such liabilities, obligations, duties, rights or remedies exist by virtue of agreement, common law, equity, statute or otherwise), and each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to eliminate, impair, condition or restrict the liabilities and obligations of any Guarantor for the Guaranteed Obligations, are hereby expressly waived by each Guarantor:

a.                The taking or accepting of any security or other guaranty for any or all of the Guaranteed Obligations, whether heretofore, concurrently herewith or hereafter;

(a)                Any failure to create or perfect or properly create or perfect any lien, security interest or assignment intended as security, or any release, surrender, exchange, substitution, subordination or loss of any security or guaranty at any time existing in connection with any or all of the Guaranteed Obligations for any reason;

(b)                Any partial or full release of the liability or obligation of any Guarantor under this Guaranty or any other guaranty whether or not similar to this Guaranty, or any partial or full release of the liability or obligation of any other guarantor of the Guaranteed Obligations;

(c)                The entering into, delivery of, modification of, amendment to or waiver of compliance with the Credit Agreement, any Note, any Letter of Credit or any other Loan Document, or any agreement, document or instrument evidencing, securing or otherwise affecting all or part of the Guaranteed Obligations, without the notification of any Guarantor, the right of such notification being hereby specifically waived by each Guarantor;

(d)                The bankruptcy, insolvency, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower, any Guarantor or any other Person at any time liable or obligated for the payment of any or all of the Guaranteed Obligations, whether now existing or hereafter arising, or any limitation on the right to attorney's fees resulting from any proceeding under the Bankruptcy Code;

(e)                Any renewal, extension, modification, refunding and/or rearrangement of the payment of any or all of the Guaranteed Obligations at any time and from time to time, whether on one or more occasions, either with or without notice to or consent of any Guarantor, or any adjustment, indulgence, forbearance or compromise that might be granted or given by the Administrative Agent or any Lender to Borrower or any Guarantor;

(f)                Any neglect, delay, omission, failure or refusal of the Administrative Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any collateral, security or guaranty therefor, whether under the Credit Agreement, any Note, any Letter of Credit or any other Loan Document or otherwise, (ii) take or prosecute or properly or diligently take or prosecute any action for the collection of any or all of the Guaranteed Obligations against Borrower, any Guarantor or any other guarantor of any or all of the Guaranteed Obligations and/or any other Person, (iii) foreclose or prosecute or properly or diligently foreclose or prosecute any action in connection with any agreement, document or instrument or arrangement evidencing, securing or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations;

(g)                Any failure of the Administrative Agent or any Lender to give notice to Borrower and/or any Guarantor of, or obtain the consent of Borrower or any Guarantor with respect to, (i) demand, presentment, protest, nonpayment, intention to accelerate, acceleration, lack of diligence or delay in collection of all or any part of the Guaranteed Obligations or any other matter, or the absence thereof, (ii) any renewal, extension or assignment of the Guaranteed Obligations or any part thereof, (iii) the disposition or release of all or any part of any security for the Guaranteed Obligations (whether or not such disposition is commercially reasonable) or (iv) any other action taken or refrained from being taken by the Administrative Agent or any Lender against Borrower, it being agreed that (except as may be expressly provided in the other Loan Documents) that neither the Administrative Agent nor any Lender shall be required to give Borrower or any Guarantor any notice of any kind or to obtain Borrower's or any Guarantor's consent under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

(h)                The unenforceability, illegality or uncollectibility of all or any part of the Guaranteed Obligations against Borrower by reason of the fact that the interest contracted for, charged, collected or received in respect of the Guaranteed Obligations exceeds the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers, directors, partners, trustees or representatives creating the Guaranteed Obligations acted in excess of their authority, the Credit Agreement, any Note, any Letter of Credit or any other Loan Document evidencing the Guaranteed Obligations has been forged or otherwise is irregular or is not genuine or authentic, expiration of the applicable statute of limitations or for any other reason;

(i)                Any payment by Borrower to the Administrative Agent or any Lender is held to constitute a preferential transfer or a fraudulent conveyance or transfer under any applicable law, or for any reason the Administrative Agent or such Lender is required to refund such payment or pay such amount to Borrower or any other Person;

(j)                Any merger, reorganization, consolidation or dissolution of Borrower, any sale, lease or transfer of any or all of the assets of Borrower, or any change in name, business, location, composition, structure or any change in the shareholders, partners or members (whether by accession, secession, death, dissolution, transfer of assets or otherwise) of Borrower;

(k)                Any failure of the Administrative Agent or any Lender to notify any Guarantor of the acceptance of this Guaranty or of the making of loans by any Administrative Agent or such Lender in reliance on this Guaranty or of the failure of Borrower to make any payment due by Borrower to the Administrative Agent or any Lender;

(l)                Any existing or future offset, claim or defense of Borrower against the Administrative Agent or any Lender or against payment of all or any part of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise;

(m)                Any full or partial release of the liability of Borrower, any guarantor of all or any part of the Guaranteed Obligations or any other Person for all or any part of the Guaranteed Obligations, it being acknowledged and agreed by each Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support, whether from Borrower, any other guarantor or any other Person;

(n)                Any other action taken or omitted to be taken with respect to any of the Credit Agreement, any Note, any Letter of Credit or any other Loan Document, the Guaranteed Obligations or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay all or any part of the Guaranteed Obligations pursuant to the terms hereof;

(o)                Any refusal or failure of any Lender or any other Person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Borrower, or any Lender's or any other party's receipt of notice of such refusal or failure;

(p)                Any refusal or failure of any Lender or any other Person to provide to any Guarantor any information relating to Borrower, any other guarantor, indorser, or any Person who has given any collateral as security for the payment of the Guaranteed Obligations or any information relating to Borrower's or such Guarantor's, indorser's or Person's financial condition, business or assets, or if such information is provided, to provide such information completely and accurately; or

(q)                The expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any Person in any way related to the Guaranteed Obligations or a part thereof or any collateral therefor.

Without limiting the foregoing or any Guarantor's liability under this Guaranty, to the extent that the Lenders (or any Lender) have advanced funds or extended credit to Borrower and do not receive payments or benefits thereon in the amounts and at the times required or provided by the Credit Agreement, any Notes or any other Loan Document, each Guarantor, jointly and severally, is absolutely liable to make such payments and to confer such benefits on the Lenders on a timely basis.

5.                Representations and Warranties.  In connection with this Guaranty, each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)                Such Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement, the Notes, the Letters of Credit and the other Loan Documents; this Guaranty is given by  Guarantor in furtherance of the direct and indirect business interests and corporate purposes of Guarantor, and is necessary to the conduct, promotion and attainment of the businesses of Borrower and such Guarantor; and the value of the consideration received and to be received by such Guarantor is reasonably worth at least as much as the liability and obligation of such Guarantor hereunder;

(b)                The execution and delivery of this Guaranty and the performance of and compliance with the terms hereof will not constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any material contract, agreement or instrument to which such Guarantor is a party or which may be applicable to such Guarantor or any of its assets;

(c)                This Guaranty, when executed and delivered by such Guarantor, will constitute the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms;

(d)                As of the date of this Guaranty, and after giving effect to this Guaranty and the contingent obligation evidenced by this Guaranty, such Guarantor is not, on either an unconsolidated basis or a consolidated basis with Borrower and such Guarantor's subsidiaries, insolvent, as such term is used or defined in any applicable bankruptcy, fraudulent conveyance, fraudulent transfer or similar law, and such Guarantor has and will have assets which, fairly valued, exceed its indebtedness, liabilities and obligations; such Guarantor is not executing this Guaranty with any intention to hinder, delay or defraud any present or future creditor or creditors of Guarantor; such Guarantor is not engaged in any business or transaction (including, without limitation, the execution of this Guaranty) which will leave it with unreasonably small capital or assets which are unreasonably small in relation to the business or transactions engaged in by it, and such Guarantor does not intend to engage in any such business or transaction; such Guarantor does not intend to incur, nor does it believe that it will incur, debts beyond its ability to repay such debts as they mature;

(e)                All acts and conditions required to be performed and satisfied prior to the creation and issuance of this Guaranty, and to constitute this Guaranty as the legal, valid and binding obligation of such Guarantor in accordance with its terms, have been performed and satisfied in due and strict compliance with all applicable laws;

(f)                Such Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral (if any) intended to secure the Guaranteed Obligations; however, such Guarantor is not relying on such financial condition or any such collateral (if any) as an inducement to enter into this Guaranty;

(g)                Such Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any Person other than such Guarantor will be liable to pay the Guaranteed Obligations;

(h)                Except for the execution of the Credit Agreement, neither the Administrative Agent, any Lender nor any other Person has made any representation, warranty, or statement to, or promise, covenant, or agreement with, such Guarantor in order to induce it to execute this Guaranty;

(i)                Such Guarantor is a wholly-owned direct or indirect Subsidiary of F.Y.I.

6.             Default.  Upon the occurrence and during the continuation of an Event of Default, each Guarantor shall, jointly and severally, on demand by the Administrative Agent and without further notice of dishonor and without notice of any kind (including, without limitation, notice of acceptance by the Administrative Agent or any Lender of this Guaranty) having been given to Borrower, any Guarantor, or any other Person previous to such demand, promptly (i.e., not later than 2:00 p.m., Dallas, Texas time, on the date of such demand or, if such demand is made after 1:00 p.m., on the next succeeding Business Day) pay, in immediately available funds, the full unpaid amount of the Guaranteed Obligations, or such lesser amount, if any, as may be specifically demanded by the Administrative Agent from time to time, to the Administrative Agent at the Administrative Agent's office located in Dallas, Texas, or at such other place as the Administrative Agent may specify in writing.  If acceleration of the time for payment of any amount payable by Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by the Guarantors, jointly and severally, hereunder promptly on demand by the Administrative Agent or any Lender.

7.                Cumulative Remedies; No Election.  If any one or more of the Guarantors is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative of any and all other rights and remedies that the Administrative Agent or any Lender may ever have against such Guarantors.  The exercise by the Administrative Agent or any Lender of any right or remedy hereunder or under any other agreement, document or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.  This Guaranty may be enforced from time to time as often as occasion therefor may arise, and it is agreed and understood that it shall not be necessary for the Administrative Agent or any Lender, in order to enforce payment by any Guarantor, first to exercise any rights or remedies against Borrower or any other Person or institute suit or exhaust any available remedies against security in the Administrative Agent's or such Lender's possession or under the Administrative Agent's or such Lender's control, or to resort to any other sources or means of obtaining payment of the Guaranteed Obligations.  The Administrative Agent or any Lender may remedy any default by Borrower under any of the Loan Documents or with respect to the Guaranteed Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Borrower.  After Borrower's failure to pay the Guaranteed Obligations in full, or any part thereof, the Administrative Agent or any Lender may exercise against each Guarantor, individually, each right and remedy of a creditor against a principal debtor upon a past due liquidated obligation.

8.             Joint and Several Obligation.  Each Guarantor agrees that the Administrative Agent, in its sole discretion, may (a) bring suit against all Guarantors, other guarantors or any other Persons liable or obligated to the Administrative Agent or any Lender or against any one or more of them, for interest, penalties, expenses, fees, indebtedness, liabilities, and obligations owed to the Administrative Agent or any Lender and apply any amounts obtained by the Administrative Agent or such Lender in such a manner as the Administrative Agent may elect, whether or not applied to the Guaranteed Obligations, (b) bring suit against all Guarantors and other guarantors of the Guaranteed Obligations jointly and severally or against any one or more of them, (c) settle fully or in part with any one or more of such Guarantors or other guarantors for such consideration as the Administrative Agent may deem proper, and (d) partially or fully release one or more of such Guarantors or other guarantors from liability under any guaranty agreement, and that no such action shall impair the rights of the Administrative Agent or any Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from other Guarantors or guarantors, or any of them, not so sued, settled with, or released.

9.             Release of Collateral, etc.  If all or any part of the Guaranteed Obligations is at any time secured, each Guarantor agrees that the Administrative Agent or any Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the liabilities or obligations of any Guarantor hereunder.  Each Guarantor further agrees that, if Borrower or any other Person executes in favor of the Administrative Agent or any Lender any collateral agreement, mortgage, deed of trust, collateral assignment, security agreement, or other security instrument, the exercise by the Administrative Agent or such Lender of any right or remedy thereby conferred on the Administrative Agent or such Lender shall be wholly discretionary with the Administrative Agent or such Lender and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of any Guarantor hereunder.  Each Guarantor further agrees that neither the Administrative Agent nor any Lender shall be liable for its failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest, or assignment intended as security or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations, and each Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, and diligence in bringing suit against any Person liable on the Guaranteed Obligations or any part thereof.

10.           Binding Effect.  This Guaranty is for the benefit of the Administrative Agent and the Lenders and their successors and assigns, and in the event of an assignment by the Administrative Agent or any Lender or its successors or assigns of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities, and obligations so assigned, may be transferred with such indebtedness, liabilities, and obligations.  This Guaranty is binding, not only upon each Guarantor, but also upon their successors and assigns.

11.                Subordination and Temporary Waiver of Subrogation, Contribution and Other Rights.  UPON PAYMENT BY A GUARANTOR OF ANY SUMS IN RESPECT OF THE GUARANTEED OBLIGATIONS HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS ADVANCED TO BORROWER BY A GUARANTOR), ALL RIGHTS OF SUCH GUARANTOR AGAINST BORROWER OR ANY OTHER GUARANTOR OF THE GUARANTEED OBLIGATIONS ARISING AS A RESULT THEREFROM BY WAY OF A RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, AND/OR OTHERWISE SHALL IN ALL RESPECTS BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT AND ENFORCEMENT TO THE PRIOR INDEFEASIBLE PAYMENT AND ENFORCEMENT IN FULL OF THE GUARANTEED OBLIGATIONS.  NO GUARANTOR SHALL HAVE, AND EACH GUARANTOR HEREBY WAIVES, ANY RIGHTS OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, AND/OR OTHERWISE AGAINST OR FROM BORROWER UNLESS AND UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN PAID AND PERFORMED IN FULL.  IN ADDITION TO THE FOREGOING, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL CLAIMS OR OTHER RIGHTS IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, BORROWER, OR ANY OTHER PERSON UNDER CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE, UNDER RULES 31 AND 163 OF THE TEXAS RULES OF CIVIL PROCEDURE, UNDER SECTION 17.001 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE AND UNDER ANY OTHER STATUTE OF ANY STATE OR OTHER JURISDICTION REQUIRING RECOURSE AGAINST THE PRIMARY OBLIGOR OR IMPOSING OTHER REQUIREMENTS AS A CONDITION TO RECOURSE AGAINST A GUARANTOR IF AND TO THE EXTENT THAT THE SAME MAY BE APPLICABLE TO THIS GUARANTY.  Except as expressly otherwise provided in this Paragraph 11, each Guarantor shall have all rights of subrogation, reimbursement, exoneration, contribution, and indemnification that may exist under currently applicable law.

12.                Subordination of Indebtedness and Liens.  The payment of any and all principal of and interest on all indebtedness of Borrower, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to any Guarantor (such amount, collectively, the "Subordinated Debt"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this Paragraph 12.  Except as may be expressly permitted by Section 9.4 of the Credit Agreement, no payment shall be made on or with respect to the Subordinated Debt (whether owed to any Guarantor or any Affiliate of a Guarantor) unless and until the Guaranteed Obligations shall have been paid and performed in full.  In the event that any Guarantor or any Affiliate of a Guarantor shall receive any payment on account of the Subordinated Debt in violation of this Paragraph 12, such Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of the Administrative Agent and the Lenders and will forthwith deliver, or cause to be delivered (as the case may be), such payment to the Administrative Agent and the Lenders, in the form received, to be applied to the Guaranteed Obligations.  All Liens (if any) securing payment of all or any part of the Subordinated Debt (the "Subordinated Liens") shall be and remain inferior and subordinate to the Liens (if any) securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed, or recorded.  No Guarantor shall exercise or enforce any creditors' rights or remedies that it may have against Borrower or foreclose, repossess, sequester, or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership, or other debtor relief law) to enforce any Subordinated Lien on any assets of Borrower or any other Person unless and until the Guaranteed Obligations shall have been paid and performed in full.  The terms and provisions of this Paragraph 12 are given by each Guarantor as additional rights and benefits to any and all other subordination agreements heretofore, concurrently herewith or hereafter executed by any Guarantor to or in favor of the Administrative Agent and the Lenders, and nothing in this Guaranty shall ever be deemed to in any way negate or replace any other such previous, concurrent, or subsequent subordination agreements.  All promissory notes, accounts receivable ledgers, and other evidences of the Subordinated Debt, and all mortgages, deed of trusts, security agreements, assignments, and other security documents evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and Liens evidenced thereby are subordinated as provided in this Paragraph 12.

13.           Right of Setoff.   Each Guarantor hereby grants to the Administrative Agent and the Lenders a right of setoff, exercisable after the occurrence and during the continuance of an Event of Default, upon any and all of its monies, securities, or other property, and the proceeds therefrom, now or hereafter held or received by or in transit to the Administrative Agent or any Lender from or for its account, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all of its deposits (general or special, time or demand, provisional or final) and credits, and any and all of its claims against the Administrative Agent or any Lender at any time existing.  The right of setoff granted pursuant to this Paragraph 13 shall be cumulative of and in addition to the Administrative Agent's and the Lenders' common law right of setoff.

14.           Further Assurances.  Upon the request of the Administrative Agent or any Lender, each Guarantor will, at any time and from time to time, duly execute and deliver to the Administrative Agent or any Lender any and all such further agreements, documents, and instruments, and supply such additional information, as may be necessary or advisable, in the opinion of the Administrative Agent, to obtain the full benefits of this Guaranty.

15.           Invalid Provisions.  If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.  No provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

16.                Modification in Writing.  No modification, consent, amendment, or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of the Administrative Agent and then shall be effective only in the specific instance and for the specific purpose for which given.

17.           No Waiver, Etc.  No notice to or demand on any Guarantor in any case shall, of itself, entitle any Guarantor to any other or further notice or demand in similar or other circumstances.  No delay or omission by the Administrative Agent or any Lender in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder.

18.           Statutes of Limitation Matters.  As of the date any payment made by any Guarantor hereunder is returned pursuant to Paragraph 4(j) or otherwise, the statute of limitations shall start anew with respect to any action or proceeding by the Administrative Agent or any Lender against such Guarantor under this Guaranty.  Any payment or other act which results in the extension or renewal of the statute of limitations in connection with any action or proceeding against Borrower relating to the Guaranteed Obligations shall extend or renew the statute of limitations in connection with any action or any proceeding against a Guarantor in connection with this Guaranty whether or not any Guarantor had notice of, or consented to, such payment or act.  Each Guarantor shall defend and indemnify the Administrative Agent and each Lender against and from any claim or loss under this Paragraph 18, including actual attorneys' fees and expenses, in the defense of any such action or suit.

19.                Cumulative Rights.  All rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative of each other and of every other right or remedy which the Administrative Agent and the Lenders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

20.                Expenses.  Each Guarantor, jointly and severally, agrees to pay on demand by the Administrative Agent all costs and expenses incurred by the Administrative Agent or any Lender in connection with the negotiation, preparation, execution, and performance of the terms and provisions of this Guaranty and any and all amendments, modifications, renewals, restatements, and/or supplements hereto from time to time, including, without limitation, the fees and expenses of legal counsel to the Administrative Agent.  If any Guarantor should breach or fail to perform any provision of this Guaranty, each Guarantor, jointly and severally, agrees to pay to the Administrative Agent all costs and expenses incurred by the Administrative Agent or any Lender in the enforcement of this Guaranty from time to time, including, without limitation, the fees and expenses of all legal counsel to the Administrative Agent and the Lenders.

21.                Applicable Law.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

22.           No Oral Agreements.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN EACH GUARANTOR AND THE ADMINISTRATIVE AGENT RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ANY GUARANTOR AND THE ADMINISTRATIVE AGENT.  THIS GUARANTY SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY.

23.           Notices.  Unless otherwise specifically provided in this Guaranty, all notices or other communications required or permitted to be given under this Guaranty shall be in writing and may be personally served, telecopied, telefaxed, or sent by courier service or first class prepaid mail (airmail if to an address in a foreign country from the party writing) and shall be deemed to have been given when delivered in person or by courier service, upon transmission of a telecopy or telefax or on the third Business Day after deposit in the mail (certified or registered, return receipt requested, with postage prepaid and properly addressed).  Notices or other communications to the Administrative Agent or any Lender shall not be effective until received by the Administrative Agent or such Lender.  For the purposes of this Guaranty, the address of each Guarantor shall be as specified on the signature page hereto and the address of the Administrative Agent shall be as specified in the Credit Agreement.

24.           Choice of Forum; Consent to Service of Process and Jurisdiction. Any suit, action or proceeding against any Guarantor with respect to this Guaranty, or any judgment entered by any court with respect to this Guaranty, may be brought in (a) any U.S. District Court of Texas, (b) the U.S. District Court for the Northern District of Texas, and (c) any Texas state court sitting in Dallas County, Texas, as the Administrative Agent in its sole discretion may elect, and each Guarantor hereby submits to the non–exclusive jurisdiction of such courts for the purpose of any such suit, action, or proceeding.  Each Guarantor hereby irrevocably consents to the service of process in any suit, action, or proceeding in any such court by the mailing thereof by the Administrative Agent by certified or registered mail, postage prepaid, to such Guarantor's address referred to in Paragraph 23 hereof or by any other means allowed by applicable law.  Each Guarantor hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Guaranty brought in any such state or federal court and hereby further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum.

25.           Survival.  All representations, warranties, covenants, and agreements of any Guarantor in this Guaranty shall survive the execution of this Guaranty.

26.                Counterparts.  This Guaranty may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty.

27.                Limitation on Interest.  Notwithstanding anything to the contrary contained or referred to in this Guaranty, none of the terms and provisions of this Guaranty, the Credit Agreement, the Notes or any other Loan Document shall ever be construed to create a contract or obligation to pay interest at a rate in excess of the Maximum Rate, and neither the Administrative Agent nor any Lender shall ever charge, receive, take, collect, reserve, or apply, as interest on the Obligations or the Guaranteed Obligations, any amount in excess of the Maximum Rate.  The parties hereto agree that any interest, charge, fee, expense or other indebtedness, liability, or obligation provided for in this Guaranty, the Credit Agreement, the Notes, or any other Loan Document which constitutes interest under applicable law shall be, ipso facto and under any and all circumstances, limited or reduced to an amount equal to the lesser of (a) the amount of such interest, charge, fee, expense or other indebtedness, liability, or obligation that would be payable in the absence of this Paragraph 27 or (b) an amount, which when added to all other interest payable under this Guaranty, the Credit Agreement, the Notes, and any other Loan Document, equals the Maximum Rate.  If, notwithstanding the foregoing, the Administrative Agent or any Lender ever contracts for, charges, receives, takes, collects, reserves, or applies as interest any amount in excess of the Maximum Rate, such amount which would be deemed excessive interest shall be deemed a partial payment or prepayment of principal of the Obligations and the Guaranteed Obligations and treated hereunder as such, and if the Obligations and the Guaranteed Obligations, or applicable portions thereof, are paid in full, any remaining excess shall promptly be paid to Borrower or such other Person (as appropriate).  In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, each Guarantor, Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations and the Guaranteed Obligations, or applicable portions thereof, so that the interest rate does not exceed the Maximum Rate at any time during the term of the Obligations and the Guaranteed Obligations; provided that, if the unpaid principal balance is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, the Administrative Agent and/or the Lenders, as appropriate, shall refund to Borrower or such other Person (as appropriate) the amount of such excess and, in such event, the Administrative Agent and the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, servicing, or applying interest in excess of the Maximum Rate.

28.                Irrevocable Nature of Guaranty.  This Guaranty may not be revoked by any Guarantor; provided, however, in the event it shall be determined that a Guarantor shall have the right, in accordance with applicable law and notwithstanding its express agreement herein to the contrary, to revoke this Guaranty, such Guarantor may deliver to the Administrative Agent written notice of Guarantor's intention not to be liable hereunder for any Guaranteed Obligations arising, created, or incurred after the Administrative Agent's receipt of such notice, whereupon such notice shall be effective to the extent (but only to the extent) provided hereinbelow as to such Guarantor from and after (but not before) the time when such notice is actually delivered to and received by and receipted for in writing by the Administrative Agent (the "Effective Revocation Time"); provided, further, however, that such notice shall not be effective as to, and shall not in any way restrict, limit, impair, release, or otherwise affect the indebtedness, liabilities, or obligations of such Guarantor or any other Guarantor under this Guaranty with respect to (a) any Guaranteed Obligations consisting of indebtedness, liabilities, or obligations under the Credit Agreement, the Notes, or any other Loan Document, whether incurred before or after the Effective Revocation Time (including, without limitation, any loans, advances, or extensions of credit at any time made or created under the Credit Agreement, whether or not agreed, committed, or contemplated to be made by the Administrative Agent or any Lender and whether or not discretionary with the Administrative Agent or any lender), (b) any Guaranteed Obligations arising, created, or incurred prior to the Effective Revocation Time, (c) any renewals, extensions, or modifications of the indebtedness, liabilities, or obligations referred to in clauses (a) and (b) preceding, whether occurring before or after the Effective Revocation Time, or (d) any interest or costs of collection with respect to any of the indebtedness, liabilities, or obligations referred to in clauses (a), (b), or (c) preceding.

29.                WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY LOAN PARTY, THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, each of the undersigned has executed this Guaranty as of the date first written above.

GUARANTORS:

ADVANCED DIGITAL GRAPHICS, INC.

AMERICAN ECONOMICS GROUP ACQUISITION CORP.

AMERICAN ECONOMICS GROUP, INC.

APS SERVICES ACQUISITION CORP.
ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.

B&B (BALTIMORE-WASHINGTON) ACQUISITION CORP.

BANKNOTE PRINTING COMPANY

CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.

CH ACQUISITION CORP.

COPY RIGHT ACQUISITION CORP.

COPY RIGHT, INC.

CREATIVE MAILINGS, INC.

DATA ENTRY & INFORMATIONAL SERVICES ACQUISITION CORP.

DATA ENTRY & INFORMATIONAL SERVICES, INC.

DELIVEREX ACQUISITION CORP.

DISC ACQUISITION CORP.

DOCTEX ACQUISITION CORP.

DPAS ACQUISITION CORP.

EAGLE LEGAL SERVICES ACQUISITION CORP.

ECONOMIC RESEARCH SERVICES, INC.

EXIGENT COMPUTER GROUP ACQUISITION CORP.

EXIGENT COMPUTER GROUP, INC.

F.Y.I. CORPORATE ACQUISITION CORP.

F.Y.I. DIRECT INC.

FYIDOCS.COM INC.

F.Y.I.ETRIEVE INCORPORATED

F.Y.I. GOVERNMENT SERVICES INC.

F.Y.I. HEALTHSERVE INCORPORATED

F.Y.I. IMAGE INC.

F.Y.I. INPUT INC.

F.Y.I. INTEGRATED SOLUTIONS INC.

F.Y.I. INVESTMENTS HOLDING, INC.

F.Y.I. LEGAL INCORPORATED

F.Y.I. LEGALSERVE INCORPORATED

F.Y.I. MANAGEMENT, INC.

F.Y.I. PRINT INC.

F.Y.I. RADIOLOGY, INC.

F.Y.I. RECORDS INC.

F.Y.I. STORAGE INC.

GLOBAL DIRECT ACQUISITION CORP.

GLOBAL DIRECT, INC.

HEALTHSERVE V.C. CORP.

IMAGENT ACQUISITION CORP.

IMC MANAGEMENT, INC.

INFORMATION MANAGEMENT SERVICES ACQUISITION CORP.

INFORMATION MANAGEMENT SERVICES, INC.

INPUT MANAGEMENT, INC.

LEXICODE ACQUISITION CORP.

LEXICODE CORPORATION

LIFO MANAGEMENT, INC.

MAILING & MARKETING ACQUISITION CORP.

MAILING & MARKETING, INC.

MANAGED CARE PROFESSIONALS ACQUISITION CORP.

MANAGED CARE PROFESSIONALS, INC.

MAVRICC MANAGEMENT SYSTEMS, INC.

MICRO PUBLICATION SYSTEMS, INC.

MICROFILM DISTRIBUTION SERVICES, INC.

MICROFILMING SERVICES, INC.

MICROMEDIA OF NEW ENGLAND ACQUISITION CORP.

MICROMEDIA OF NEW ENGLAND, INC.

MMS ESCROW AND TRANSFER AGENCY, INC.

NBDE ACQUISITION CORP.

NEWPORT BEACH DATA ENTRY, INC.

NEWPORT BEACH DATA ENTRY, LLC

PENINSULA RECORD MANAGEMENT, INC.

PERMANENT RECORDS MANAGEMENT, INC.

PINNACLE MANAGEMENT, INC.

PMI IMAGING SYSTEMS ACQUISITION CORP.

PMI IMAGING SYSTEMS, INC.

PREMIER ACQUISITION CORP.

QCS INET ACQUISITION CORP.

QUALITY COPY ACQUISITION CORP.

QUALITY DATA CONVERSIONS, INC.

RAC (CALIFORNIA) ACQUISITION CORP.

RECORDEX ACQUISITION CORP.

RESEARCHERS ACQUISITION CORP.

RTI LASER PRINT SERVICES ACQUISITION CORP.

RUST CONSULTING ACQUISITION CORP.

RUST CONSULTING, INC.

STAT HEALTHCARE CONSULTANTS
ACQUISITION CORP.

STAT HEALTHCARE CONSULTANTS, INC.

SYNERGEN, LLC

TAPS ACQUISITION CORP.

T.C.H. GROUP, INC.

TCH MAILHOUSE, INC.

THE RUST CONSULTING GROUP, INC.

ZIA INFORMATION ANALYSIS GROUP, INC.

By:	/s/ Barry L. Edwards
Barry L. Edwards, Authorized Officer for each of the Original Guarantors

F.Y.I. DISCOVERY SERVICES INCORPORATED

By:	/s/ William Gregerson
Name	William Gregerson
Title:	Vice President

F.Y.I. INVESTMENTS, INC.

By:	/s/ Ron Zazworsky
Name:	Ron Zazworsky
Title:	President

F.Y.I. MANAGEMENT, L.P.

By: F.Y.I. Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
Name :Barry L. Edwards
Title: Vice President

IMC, L.P.

By: IMC Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
Name: Barry L. Edwards
Title: Vice President

INPUT OF TEXAS, L.P.

By: Input Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
Name: Barry L. Edwards
Title: Vice President

LIFO SYSTEMS, L.P.

By: LIFO Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
Name: Barry L. Edwards
Title: Vice President

MMS SECURITIES, INC.

By:	/s/ Michael Garavaglia
Name: Michael Garavaglia
Title: President

PERMANENT RECORDS, L.P.

By: Permanent Records Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
Name: Barry L. Edwards
Title: Vice President

PINNACLE LEGAL MANAGEMENT LIMITED PARTNERSHIP

By: Pinnacle Management, Inc., its general partner

	By:	/s/ Barry L. Edwards
Name: Barry L. Edwards
Title: Vice President

Address for Notices to each of the Guarantors:
3232 McKinney Avenue, Suite 900
Dallas, Texas 75204
Attn: Barry L. Edwards

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ David A. Johanson
Name: David A. Johanson
Title: Vice President